John Hancock Funds II
Supplement dated January 11, 2012
to the Statement of Additional Information dated December 31, 2011
U.S. Equity Fund
The Statement of Additional Information for U.S. Equity Fund, is revised to state that the Ticker symbol for Class A shares is JHUAX and the Ticker symbol for Class I shares is JHUIX.